THE NEEDHAM FUNDS, INC.
                                 445 PARK AVENUE
                            NEW YORK, NEW YORK 10022


Supplement dated October 25, 2005 to the Statement of Additional Information dated April 26, 2005, as amended and restated on June 6, 2005



THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION THAT AFFECTS INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.



The following paragraphs replace the paragraphs under Securities Lending on page 9:


         SECURITIES LENDING

         The Funds may lend their respective portfolio securities, provided that with regard to each Fund (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned, (ii) the Fund may at any time call the loan and regain the securities loaned, (iii) the Fund will receive any interest or dividends paid on the loaned securities, and (iv) the aggregate market value of securities loaned will not at any time exceed such percentage of the total assets of the Fund as the Directors may establish, but not to exceed 20%. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

         Before a Fund enters into a loan, the Adviser considers the relevant facts including the creditworthiness of the borrower. The risks in lending portfolio securities consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.